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EXHIBIT 10.31
SUPPLY, DEDICATED SUITE AND MANUFACTURING GUARANTEE AGREEMENT
by and between
Nektar Therapeutics
and
Amgen Inc. and Amgen Manufacturing, Limited
dated October 29, 2010

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Table of Contents

ARTICLE 1 DEFINITIONS		2
1.1	“Affiliate”	2
1.2	“Amgen-Approved Manufacturing Documents”	2
1.3	“Amgen Product”	2
1.4	“Applicable Laws”	2
1.5	“Audit Findings Resolution Plan”	2
1.6	“Batch”	2
1.7	“Batch Record”	2
1.8	“Certificate of Analysis”	2
1.9	“Change Notification”	3
1.10	“Change of Control”	3
1.11	“Confidential Information”	3
1.12	“Critical Equipment”	4
1.13	“Deliver”	4
1.14	“Delivery Date”	4
1.15	“Disposition”	4
1.16	“Facility”	4
1.17	“FDA”	4
1.18	“Fixed Fee Component”	4
1.19	“Force Majeure Event”	4
1.20	“Governmental Entity”	4
1.21	“Indenture”	4
1.22	“ICH Q7”	4
1.23	“License Agreement”	5
1.24	“Licensed Product”	5
1.25	“Manufacturing”	5
1.26	“Manufacturing Documents”	5
1.27	“Manufacturing Fees”	5
1.28	“Manufacturing Line”	5
1.29	“Manufacturing Suite”	5
1.30	"[***]”	5
1.31	“Party”	5
1.32	"[***]”	5
1.33	“Patent Right”	5
1.34	“Person”	5
1.35	“Product”	6
1.36	“Proposed Change Costs”	6
1.37	“Proposed Improvement”	6
1.38	“Quality Agreement”	6

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1.39	“Raw Material”	6
1.40	“Raw Materials Direct Costs”	6
1.41	“Raw Materials Minimum Inventory”	6
1.42	“Raw Materials Specifications”	6
1.43	“Reject”	6
1.44	“Release”	6
1.45	“[***]”	7
1.46	“[***]”	7
1.47	“Specifications”	7
1.48	“Standard of Care”	7
1.49	“Standard Operating Procedures”	7
1.50	“Supply Agreement”	7
1.51	“Territory”	7
1.52	“Third Party”	7
1.53	“Trigger Event”	7
1.54	“[***]”	8
ARTICLE 2 REPRESENTATIONS, WARRANTIES AND COVENANTS		8
2.1	Representations, Warranties and Covenants of Nektar	8
2.2	Representations and Warranties of Amgen	11
ARTICLE 3 EXCLUSIVE USE MANUFACTURING SUITE AND MANUFACTURING GUARANTEE		11
3.1	Exclusive Suite/Guarantee Grants	11
3.2	Additional Guarantee Payment and Reduced Guarantee Payment	12
3.3	Manufacturing Fees and [***]	14
ARTICLE 4 MANUFACTURE AND DELIVERY		14
4.1	Manufacture	14
4.2	Supply Obligation	16
4.3	Annual Forecasts	16
4.4	[***]	17
4.5	Orders and Delivery	17
4.6	Ongoing Readiness for Manufacturing	19
4.7	Demonstration and Reduced Additional Guarantee Payment	19
4.8	Continuity of Manufacturing	20
4.9	Key Personnel	21
4.10	Notice of Trigger Event	21
4.11	Performance of Manufacturing and Facility Operations	21
ARTICLE 5 MANUFACTURING FEES		23
5.1	Manufacturing Fees	23
5.2	[***]	24
5.3	Exclusive Compensation	24

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ARTICLE 6 MATERIALS, WORK IN PROGRESS AND PRODUCT		24
6.1	Raw Materials	24
6.2	Raw Material Procurement	24
6.3	Required Inventory	24
6.4	Segregation of Amgen Materials	25
ARTICLE 7 MANUFACTURING LINE		26
7.1	Grant of Security Interest in the Manufacturing Line	26
7.2	Easement and Option to Purchase Manufacturing Line	26
7.3	Operation of Manufacturing Line Purchased by Amgen	26
7.4	Amgen Inc.’s Election to Operate the Manufacturing Line	27
ARTICLE 8 QUALITY		28
8.1	Quality Agreement	28
8.2	Rejection	28
ARTICLE 9 INVOICING AND PAYMENT		29
9.1	Invoicing	29
9.2	Payment	30
ARTICLE 10 CONFIDENTIALITY		30
10.1	Confidentiality	30
10.2	Authorized Disclosure	30
ARTICLE 11 TERMINATION AND TERM		31
11.1	Termination for Convenience	31
11.2	Nektar Default	31
11.3	Amgen Default	32
11.4	Insolvency	32
11.5	Term	32
ARTICLE 12 MISCELLANEOUS PROVISIONS		33
12.1	Debarred Persons	33
12.2	Right to Set-off	33
12.3	No Exclusivity or Minimum	33
12.4	Precedence	33
12.5	Recordkeeping and Audit	34
12.6	Assignment	35
12.7	Further Actions	35
12.8	No Trademark Rights	36
12.9	Disclosure of Supply Agreement and Public Announcements	36
12.10	Notices	36
12.11	Amendment	37
12.12	Waiver	37
12.13	Counterparts	37
12.14	Descriptive Headings	37

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12.15	Governing Law	37
12.16	Severability	37
12.17	Entire Agreement of the Parties	38
12.18	Dispute Resolution	38
12.19	Remedies Cumulative	39
12.20	Independent Contractors	39
12.21	Force Majeure	39
12.22	Specific Performance	39
12.23	Equal Opportunity/Affirmative Action	40
12.24	Consolidation	40

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SUPPLY, DEDICATED SUITE AND MANUFACTURING GUARANTEE AGREEMENT
     THIS SUPPLY, DEDICATED SUITE AND MANUFACTURING GUARANTEE AGREEMENT is entered into as of October 29, 2010 (“Effective Date") by and between on the one hand Nektar Therapeutics (“Nektar”), a corporation organized under the laws of Delaware, with its principal place of business located at 201 Industrial Road, San Carlos, California 94070, and on the other hand Amgen Inc., a corporation organized under the laws of Delaware, with its principal place of business located at One Amgen Center Drive, Thousand Oaks, California 91320, and Amgen Manufacturing, Limited, a corporation organized under the laws of Bermuda, with its principal place of business located at State Road 31, Kilometer 24.6, Juncos, Puerto Rico 00777-4060 (collectively Amgen Inc. and Amgen Manufacturing, Limited, “Amgen”)
WITNESSETH:
     WHEREAS, Nektar and Amgen Inc. are parties to that certain agreement titled Supply and License Agreement (dated July 25, 1995; Amgen reference 951863) as amended by Amendment No. 1 (effective as of July 31, 1996), Amendment No. 2 (effective as of December 20, 1999), and Amendment No. 3 (entered into as of August 28, 2003) (collectively, the “Original Supply and License Agreement”) and, pursuant to the Original Supply and License Agreement, Nektar and its affiliates licensed certain technology relating to the manufacture of [***] polymers to Amgen Inc. and its affiliates so that Amgen Inc. or its affiliates may manufacture themselves or have manufactured by third parties certain compounds, and Nektar manufactured for and supplied to Amgen Inc. and its affiliates certain products;
     WHEREAS, concurrent with entering into this Supply Agreement, Amgen Inc. and Nektar have amended and restated the Original Supply and License Agreement (through the License Agreement (defined below)) so as to provide for separate agreements addressing, among other things, the license grants through the License Agreement, on the one hand, and the supply obligations through this Supply Agreement, on the other;
     WHEREAS, concurrent with entering into this Supply Agreement, Amgen has submitted to Nektar a letter setting forth its approval of certain Manufacturing Documents (defined below), which Manufacturing Documents constitute Amgen-Approved Manufacturing Documents (the “First Amgen-Approved Manufacturing Documents”); and

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     WHEREAS, Amgen desires to obtain, and Nektar is willing to guarantee to Amgen in return for certain payments, long term, timely supply of certain [***] polymers that meet Amgen’s quality standards, exclusive use of certain portions of Nektar’s facility for the manufacture of such polymers for Amgen and its affiliates and their respective licensees or assigns, and continuity of the supply of such polymers all as set forth below.
AGREEMENT:
     NOW THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Supply Agreement, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
1.1 “Affiliate” shall have the meaning set forth in the Quality Agreement (defined below).
1.2 “Amgen-Approved Manufacturing Documents” shall mean the then-current version of each of the Manufacturing Documents that has been approved of in writing by Amgen.
1.3 “Amgen Product” shall mean human therapeutics, diagnostics or prophylactics manufactured by or on behalf of Amgen Inc. or one or more of its Affiliates which utilize Licensed Product in their manufacture.
1.4 “Applicable Laws” shall mean all national, multinational, federal, provincial, state and local laws, statutes, rules, ordinances, and regulations that are applicable to each Party’s obligations or performance pursuant to this Agreement including without limitation the applicable Regulatory Agency (as defined in the Quality Agreement) guidelines. “Applicable Law", in the singular, shall refer to one element of the Applicable Laws.
1.5 “Audit Findings Resolution Plan” shall mean the actions to be taken by Nektar described on Exhibit 6 in response to the Amgen Audit Report of Nektar’s Huntsville, Alabama facility dated April 30, 2010 and amended May 24, 2010.
1.6 “Batch” shall have the meaning set forth in the Quality Agreement.
1.7 “Batch Record” shall have the meaning set forth in the Quality Agreement.
1.8 “Certificate of Analysis” shall have the meaning set forth in the Quality Agreement.

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1.9 “Change Notification” shall mean a notice from Amgen to Nektar indicating (i) one or more modifications that Amgen directs, in its reasonable discretion, to be made to the Amgen-Approved Manufacturing Documents, Specifications, analytical testing validation requirements, or list of Critical Raw Materials (as defined in the Quality Agreement) and (ii) to the extent applicable, the duration of any suspension of Manufacturing of Product subject to one or more Orders.
1.10 “Change of Control” shall mean, with respect to a Party, any of the following transactions: (i) the sale or other transfer to, or acquisition by, any Person of securities possessing more than fifty percent (50%) of the total combined voting power of such Party’s outstanding securities; (ii) the sale or other transfer of all or substantially all of the assets of such Party in one or more related transactions to any Person who on the Effective Date hereof is not an majority-owned affiliate of such Party, whether by sale, exchange, merger, consolidation or reorganization; (iii) a merger or consolidation (or series of related transactions culminating in a merger or consolidation) (a) in which such Party is not the surviving entity, except for a transaction (x) the sole purpose of which is to change its state of domicile or (y) in which the Person(s) holding such Party’s outstanding securities prior to the consummation of the transaction possess more than fifty percent (50%) of the total combined voting power of the voting securities in the surviving entity, or (b) in which such Party is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of its outstanding securities are transferred to a Person or Persons different from those who held such securities immediately prior to such event; or (iv) the voluntary or involuntary dissolution or liquidation of such Party.
1.11 “Confidential Information” shall mean all confidential and proprietary information including without limitation all information, procedures, developments, results, data, know-how, protocols, conclusions, technologies, and inventions, disclosed hereunder by or on behalf of a Party to the other Party related to the subject matter of this Supply Agreement, whether disclosed in written (including electronic), visual or oral form; provided however, that Confidential Information shall not include information that (a) is or becomes available to the public, through no breach of this Supply Agreement by the Party receiving such information hereunder (the “Receiving Party"), (b) is obtained on a non-confidential basis from a Person other than the Party disclosing such information hereunder (the “Disclosing Party"), provided that, such source is not known by the Receiving Party to be bound by an obligation (contractual, legal, fiduciary, or otherwise) of confidentiality to the Disclosing Party with respect to such information, (c) was in the Receiving Party’s possession prior to receipt from the Disclosing Party, as evidenced by the Receiving Party’s written records, or (d) is independently discovered or developed by the Receiving Party without reference to or the use of Confidential

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Information of the Disclosing Party, as evidenced by the Receiving Party’s written records.
1.12 “Critical Equipment” shall mean the equipment listed in Exhibit 8 attached hereto.
1.13 “Deliver” (or Delivery or other variants thereof) shall mean, with respect to a Batch that is Released (defined below) by Nektar, the shipment of such Batch to Amgen Manufacturing, Limited or its designee pursuant to Section 4.5(d), below.
1.14 “Delivery Date” shall mean, for each Batch for which Nektar has completed Manufacturing and release testing and that is Released by Nektar, the date on which such Batch is Delivered.
1.15 “Disposition” shall have the meaning set forth in the Quality Agreement.
1.16 “Facility” shall have the meaning set forth in the Quality Agreement.
1.17 “FDA” shall have the meaning set forth in the Quality Agreement.
1.18 “Fixed Fee Component” shall mean the amount of [***] of Product as adjusted pursuant to Section 5.1.
1.19 “Force Majeure Event” shall mean an event or occurrence that prevents the performance by a Party of any of its obligations hereunder if such event or occurrence (i) occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty, war, revolution, civil commotion, acts of public enemies, blockage, or embargo, (ii) occurs without such Party’s fault, (iii) could not have been prevented by reasonable precautions or actions taken by such Party, including without limitation the use of alternate sources, and (iv) is reasonably unforeseeable and beyond the reasonable control of such Party.
1.20 “Governmental Entity” shall mean any court, tribunal, arbitrator, authority, agency, commission, department, ministry, official or other instrumentality of the United States or other country, or any supra-national organization, or any foreign or domestic, state, county, city or other political subdivision, including any Regulatory Agency (as defined in the Quality Agreement).
1.21 “Indenture” shall mean that certain Indenture, dated as of September 28, 2005, by and between Nektar and J.P. Morgan Trust Company, National Association.
1.22 “ICH Q7” shall have the meaning set forth in the Quality Agreement.

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1.23 “License Agreement” shall mean that certain agreement titled Amended and Restated License Agreement entered into as of October 29, 2010 by and between Nektar and Amgen Inc., as such agreement may be amended from time to time pursuant to its terms.
1.24 “Licensed Product” shall have the meaning set forth in the License Agreement.
1.25 “Manufacturing” (or Manufacture or other variants thereof) shall have the meaning set forth in the Quality Agreement.
1.26 “Manufacturing Documents” shall mean the Bill of Materials (as defined in the Quality Agreement), Raw Materials Specifications, Standard Operating Procedures and Master Batch Record (as defined in the Quality Agreement).
1.27 “Manufacturing Fees” shall mean, for each kilogram of Product that is subject to an Order (defined in Section 4.5(a)), the dollar amount equal to the following: [***].
1.28 “Manufacturing Line” shall mean the equipment used by Nektar to Manufacture the Product at the Facility and, other than consumables, all other equipment, tooling, and other items comprising or necessary for the operation of such equipment for Manufacturing, including without limitation the items listed in Exhibit 2, attached hereto.
1.29 “Manufacturing Suite” shall mean, collectively, the following portions of the [***] located at 1112 Church Street, Huntsville, Alabama (the location of such portions are depicted generally in Exhibit 3, attached hereto): (i) the space identified as [***]; and (ii) the space identified as [***].
1.30 “[***]” shall mean [***].
1.31 “Party” shall mean, on the one hand, Amgen Inc. and Amgen Manufacturing and, on the other hand, Nektar, as the context requires, and “Parties” shall mean Amgen and Nektar.
1.32 “[***]” shall mean [***].
1.33 “Patent Right” shall mean patent applications, patents issuing thereon and any extensions or restorations by existing or future extension or restoration mechanisms, including Supplementary Protection Certificates or the equivalent thereof, renewals, continuations, continuations-in-part, divisions, patents-of-addition, re-examinations, and/or reissues of any patent, in any country of the Territory.
1.34 “Person” shall have the meaning set forth in the Quality Agreement.

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1.35 “Product” shall have the meaning set forth in the Quality Agreement.
1.36 “Proposed Change Costs” shall mean the costs associated with [***] required or necessary for Manufacturing pursuant to the Amgen-Approved Manufacturing Documents in effect prior to the date of the Change Notification.
1.37 “Proposed Improvement” shall mean [***].
1.38 “Quality Agreement” shall mean the agreement attached hereto as Exhibit 1 as may be amended from time to time pursuant to Section 12.11, below.
1.39 “Raw Material” shall have the meaning set forth in the Quality Agreement.
1.40 “Raw Materials Direct Costs” shall mean, with respect to each kilogram of Product requested in an Order that Nektar Manufactures, Releases and Delivers hereunder, [***].
1.41 “Raw Materials Minimum Inventory” shall mean the quantity of each of the Raw Materials listed in Exhibit 7, attached hereto, for each [***] of Product requested in an Order.
1.42 “Raw Materials Specifications” shall have the meaning set forth in the Quality Agreement.
1.43 “Reject” (or Rejected or other variants thereof) shall mean that, pursuant to Section 8.2, Amgen has provided Nektar with a Rejection Notice and, thereafter, with respect to each such Rejection Notice, any of the following occur: (i) the basis of the Rejection Notice is failure of the Product to comply with one or more of the Specifications as determined by Nektar’s or Amgen’s performance of the applicable test method set forth in the Specifications; (ii) within the applicable time period set forth in Section 8.2, Nektar does not notify Amgen of Nektar’s good faith disagreement with the basis for the Rejection Notice; (iii) pursuant to Section 8.2, Nektar timely notifies Amgen of Nektar’s good faith disagreement with the basis for the Rejection Notice and the Parties agree that Amgen was entitled to reject the Product pursuant to Section 8.2; or (iv) pursuant to Section 8.2, Nektar timely notifies Amgen of Nektar’s good faith disagreement with the basis for the Rejection Notice and the Parties refer the matter to a Rejection Evaluator (defined below), and the Rejection Evaluator determines that Amgen was entitled, pursuant to Section 8.2, to reject the Product.
1.44 “Release” (or Released or other variants thereof) shall mean, with respect to a Batch of Product, that such Batch has been Manufactured by Nektar pursuant to the terms

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of this Supply Agreement (including without limitation the Quality Agreement) and the Disposition by Nektar results in a release of such Batch.
1.45 “[***]” shall mean [***].
1.46 “[***]” shall have the meaning set forth in the License Agreement.
1.47 “Specifications” shall have the meaning set forth in the Quality Agreement.
1.48 “Standard of Care” shall have the meaning set forth in the Quality Agreement.
1.49 “Standard Operating Procedures” shall have the meaning set forth in the Quality Agreement.
1.50 “Supply Agreement” shall mean this Supply, Dedicated Suite and Manufacturing Guarantee Agreement, together with its exhibits, as such may be amended from time to time pursuant to Section 12.11, below.
1.51 “Territory” shall mean worldwide.
1.52 “Third Party” shall have the meaning set forth in the Quality Agreement.
1.53 “Trigger Event” shall mean the occurrence of any one or more of the following: (i) any Change of Control of Nektar without a signed written commitment as specified in, and submitted to Amgen pursuant to, Section 12.6 hereof; (ii) Nektar’s becoming the subject of a voluntary or involuntary bankruptcy proceeding under Title 11 of the United States Bankruptcy Code (the “Code”) or under any other applicable U.S. Federal, state or foreign law (collectively with the Code, a “Debtor Relief Law”), having a trustee or liquidator appointed over its assets (or Nektar’s consenting to such an appointment), and/or having a receiver appointed to more than an insignificant portion of its assets (or Nektar’s consenting to such an appointment) and/or winding up or liquidating, or having wound up or liquidated, its business, or in each case the occurrence of an event similar to any of the foregoing under Applicable Law, including any Debtor Relief Law; (iii) upon the occurrence of Nektar ceasing to own exclusively or otherwise lawfully control (i.e., sole right to access (other than customary easements), use (including exclusive use of the Manufacturing Suite and Manufacturing Line), lease and transfer) the Facility; (iv) in any [***], upon the occurrence of (A) Nektar failing, refusing or being unable to Manufacture, Release and Deliver on or before the Delivery Schedule Date or within [***] after the applicable In-Progress Delivery Schedule Date more than [***] of Product that are subject to one or more Orders or (B) more than [***] of Product that are subject to one or more Orders are Rejected (each occurrence under the preceding subpart (iv)(A) or (iv)(B) of this Section 1.53 a “Supply Default”); (v) Nektar’s failure (a) to pay any

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principal or interest, regardless of amount, due in respect of any indebtedness, when and as the same shall become due and payable beyond any applicable grace or cure period, or (b) to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such indebtedness if the effect of any failure referred to in this clause (b) is to cause, or to permit the holder or holders of such indebtedness or a trustee or other representative on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such indebtedness to become due prior to its stated maturity; provided that it shall not constitute a Trigger Event unless the aggregate amount of all such indebtedness referred to in clauses (a) and (b) exceeds [***] at such time); (vi) the occurrence of an Event of Default under the Indenture (as “Event of Default” is defined in Section 4.1 of the Indenture); (vii) Nektar’s failing, refusing or being unable to submit one or more of the [***] set forth, and pursuant to the schedule, in Exhibit 6, and any such failure, refusal or inability is not cured by Nektar within [***] after receipt of notice from Amgen; (viii) Nektar’s failing, refusing or being unable to submit to Amgen documents specified in, or otherwise comply with the requirements set forth in Section 4.8(a) and any such failure, refusal or inability is not cured by Nektar within [***] after receipt of notice from Amgen; or (ix) Nektar’s failing, refusing or being unable to submit to Amgen documents specified in, or otherwise comply with the requirements set forth in, Section 4.8(b) or Section 4.11, and any such failure, refusal or inability is not cured by Nektar within [***] after receipt of notice from Amgen.
1.54 “[***]” shall mean [***].
ARTICLE 2
REPRESENTATIONS, WARRANTIES AND COVENANTS
2.1 Representations, Warranties and Covenants of Nektar. Nektar represents, warrants and covenants to Amgen as follows:
     (a) Corporate Power. Nektar is duly organized and validly existing under the laws of Delaware and has full corporate power and authority to enter into this Supply Agreement and to carry out the provisions hereof.
     (b) Due Authorization. Nektar is duly authorized to execute and deliver this Supply Agreement and to perform its obligations hereunder. The Person executing this Supply Agreement on Nektar’s behalf has been duly authorized to do so on behalf of Nektar by all requisite corporate action.
     (c) Binding Agreement. This Supply Agreement is a legal and valid obligation binding upon Nektar and enforceable in accordance with its terms. The execution, delivery and performance of this Supply Agreement by Nektar does not conflict with any

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agreement, instrument or understanding, oral or written, to which it or one or more of the Affiliates of Nektar is a party or by which it or one or more of the Affiliates of Nektar may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it or one or more of its Affiliates.
(d) Solvency and Performance. Nektar is financially solvent, able to pay its debts as they mature, and possesses sufficient working capital to complete its obligations hereunder and is aware of no circumstance that would be reasonably likely to prevent it from or interfere with it performing under this Supply Agreement.
(e) Expertise and Equipped. Nektar possesses a high level of expertise in the business, administration, management, supervision, and Manufacturing required or necessary to undertake and perform its obligations hereunder and is fully and properly licensed, permitted, registered, qualified, experienced, equipped (including without limitation equipped with labor, facilities, machinery, equipment, and materials), resourced, organized, and financed, and has all intellectual property rights necessary, to perform its obligations hereunder, as such obligations may change from time-to-time pursuant to the terms of this Supply Agreement. Notwithstanding Section 4.1(c) and except with respect to [***] set forth in the Specification on Appendix G to the Quality Agreement, with respect to the First Amgen-Approved Manufacturing Documents, on or before the Effective Date, Nektar has done all that is necessary or required to comply with the First Amgen-Approved Manufacturing Documents and there are no Proposed Improvements or Proposed Change Costs associated with such First Amgen-Approved Manufacturing Documents.
(f) Facility. The Facility, including without limitation the Manufacturing Line and Manufacturing Suite, and all equipment necessary for the Manufacture, Release and Delivery of Product, as such Manufacture, Release and Delivery may change from time-to-time pursuant to the terms of this Supply Agreement, is, and will remain, in good repair and fully and properly licensed, permitted, registered, qualified and, to the extent validated (which, as of the Effective Date, only the analytical methods are validated), validated for the Manufacture of Product.
(g) Use of Manufacturing Suite. The Manufacturing Suite is not being used for any purpose other than the Manufacture of Product.
(h) Grant of Rights. Neither Nektar nor any of its Affiliates has granted, nor will grant during the Term, any right to any Third Party which would conflict with the rights granted to Amgen hereunder.

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     (i) Intellectual Property. Other than [***], Nektar has no knowledge of any intellectual property rights that would conflict with (i) Nektar’s performance hereunder including performance pursuant to changes made pursuant to Section 4.1 or (ii) Amgen’s exercise of any of the rights granted hereunder.
     (j) [***].
     (k) No Debarment. Nektar is not currently using, and will not during the Term knowingly use, in any capacity, in connection with the performance of Manufacturing or any other of its obligations hereunder, the services of any Person debarred or subject to debarment under 21 U.S.C. § 335(a) or otherwise disqualified or suspended from performing the Manufacturing or otherwise subject to any restrictions or sanctions by the FDA or any other Regulatory Agency with respect to the performance of the Manufacturing (a “Debarred Person”).
     (l) Product Delivery. On the Delivery Date applicable to a Batch, or portion thereof, of Product Delivered hereunder, such Product will comply with all terms of this Supply Agreement including without limitation the requirements of the Quality Agreement, the Specifications, the Certificate of Analysis, and the Master Batch Record.
     (m) Raw Materials Procurement. Neither Nektar nor any of its Affiliates has entered into or made, or will enter into or make, any arrangement or agreement with any Third Party that restricts or prohibits Amgen or one or more of its Affiliates from obtaining Raw Materials directly or indirectly from Third Parties.
     (n) Compliance with Supply Agreement. All of the Product Delivered hereunder shall, upon Delivery, have been Manufactured, Released and shipped in conformance with all material terms of this Supply Agreement including without limitation the requirements of the Quality Agreement, the Specifications, the Certificate of Analysis, the Master Batch Record, ICH Q7 and Applicable Laws and Nektar will maintain suitable records to verify such compliance.
     (o) Title. Other than as set forth in Section 6.4, title to all Product sold hereunder shall pass to Amgen free and clear of any security interest, lien, or other encumbrance.
     (p) Validity. Nektar is not aware of any action, suit or inquiry or investigation instituted by any Third Party including without limitation any U.S. federal or state Governmental Entity which questions or threatens the validity of this Supply Agreement or which could prevent or delay Nektar’s performance under this Supply Agreement.

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2.2 Representations and Warranties of Amgen. Amgen Inc. and Amgen Manufacturing, Limited represent and warrant to Nektar as follows:
     (a) Corporate Power. Amgen Inc. is duly organized and validly existing under the laws of Delaware, and Amgen Manufacturing, Limited is duly organized and validly existing under the laws of Bermuda. Each of Amgen Inc. and Amgen Manufacturing, Limited has full corporate power and authority to enter into this Supply Agreement and carry out the provisions hereof.
     (b) Due Authorization. Amgen is duly authorized to execute and deliver this Supply Agreement and to perform its obligations hereunder. The Persons executing this Supply Agreement on Amgen’s behalf have been duly authorized to do so by all requisite corporate action.
     (c) Binding Agreement. This Supply Agreement is a legal and valid obligation binding upon Amgen, and enforceable against Amgen in accordance with its terms. The execution, delivery and performance of this Supply Agreement by Amgen does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.
     (d) Validity. Amgen is not aware of any action, suit or inquiry or investigation instituted by any Third Party including without limitation any U.S. federal or state Governmental Entity which questions or threatens the validity of this Supply Agreement.
ARTICLE 3
EXCLUSIVE USE MANUFACTURING SUITE AND MANUFACTURING
GUARANTEE
3.1 Exclusive Suite/Guarantee Grants. For the Term of this Supply Agreement, Nektar (i) grants the Purchase Option, Easement (defined in Section 7.2) and license set forth in Section 7.2 hereof, (ii) reserves and makes available the Manufacturing Suite and Manufacturing Line exclusively for the Manufacturing of Product hereunder for Amgen or its designee, (iii) guarantees its Manufacture, Release and Delivery of the Previously Ordered Product pursuant to the terms of the Original Supply and License Agreement, and (iv) guarantees its Manufacture, Release and Delivery of Product in a quantity in the aggregate of up to [***] (this [***] does not include, and is in addition to, the Previously Ordered Product and does not include Product that is Manufactured, Released and Delivered by Nektar but Rejected) of the Product pursuant to the terms of this Supply Agreement (collectively, the “Exclusive Suite/Guarantee Grants"). In consideration for the Exclusive Suite/Guarantee Grants, Amgen shall pay to Nektar fifty million dollars

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     (US$50,000,000) (the “Exclusive Suite/Guarantee Payment"), payable by Amgen to Nektar within thirty (30) days after the Effective Date.
3.2 Additional Guarantee Payment and Reduced Guarantee Payment.
     (a) Additional Guarantee Payment. In addition to any Manufacturing Fees and [***] (defined in Section 5.2) that accrue and are payable by Amgen hereunder, if from time-to-time during the Term Amgen submits one or more Orders for Product in excess of the Previously Ordered Product plus [***] (an “Excess Order”), except as provided otherwise in this Section 3.2, Amgen shall pay to Nektar the applicable additional payment set forth in Table 3.2 (each an “Additional Guarantee Payment”) in consideration for Nektar guaranteeing, and Nektar does hereby so guarantee, the Manufacture, Release and Delivery of Product, pursuant to the terms of this Supply Agreement, of up to the upper limit quantity specified in Table 3.2 associated with such Additional Guarantee Payment (each an “Upper Limit Quantity”). The quantity ranges in Table 3.2, below, commence with amounts ordered in addition to the [***] described in Section 3.1 (e.g., [***] represents the first kilogram ordered in excess of the [***] described in Section 3.1 and in excess of the Previously Ordered Product, and so on).
Table 3.2

Guaranteed Quantity Range
Lower Limit		Additional Guarantee
Quantity	Upper Limit Quantity	Payment
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Each Upper Limit Quantity in Table 3.2 does not include, and is in addition to, the quantity of the Previously Ordered Product and does not include Product that is Manufactured, Released and Delivered by Nektar but Rejected. Any [***] paid by Amgen pursuant to Section 5.2 hereof shall count toward, and reduce dollar-for-dollar, the amount of any Additional Guarantee Payment that Amgen is obligated to pay pursuant to this Section 3.2(a) or any Reduced Guarantee Payment that Amgen is obligated to pay pursuant to Section 3.2(b). To the extent that Amgen is obligated to pay Nektar one or more Additional Guarantee Payments pursuant to the terms of this Section 3.2(a), each such Additional Guarantee Payment shall be payable by Amgen to

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Nektar within [***] after the date that either (i) Nektar Delivers to Amgen or its designee the total quantity of Product ordered under the Excess Order that is Manufactured, Released and Delivered by Nektar pursuant to the terms of this Supply Agreement and that is not Rejected or (ii) Amgen or its designated Third Party manufacturer manufactures Product (other than Product that is Previously Ordered Product) in the Manufacturing Suite and the Disposition of such Product results in a release of such Product by Amgen or its designated Third Party manufacturer (“Amgen Manufactured Product”), and the aggregate of the quantity of such Amgen Manufactured Product and Product (excluding the Previously Ordered Product) that was Manufactured, Released and Delivered by Nektar and not Rejected exceeds a Lower Limit Quantity. Notwithstanding the foregoing, under certain circumstances set forth in Section 3.2(b), the Additional Guarantee Payments may be subject to a reduction to the Reduced Additional Guarantee Payment. For the avoidance of doubt, the Reduced Additional Guarantee Payment is in lieu of, and not in addition to, the Additional Guarantee Payments, Manufacturing Fees, and [***].
     (b) Reduced Additional Guarantee Payment. If (i) the basis for a Trigger Event is the occurrence of a Supply Default, (ii) Nektar fails to timely perform a Trigger Event Readiness Demonstration, or (iii) pursuant to Section 4.7(a), Nektar timely performs the Trigger Event Readiness Demonstration and Amgen is not reasonably satisfied that Nektar is able and willing to operate and maintain the Facility and Manufacturing Line, then, if Amgen pursuant to Section 7.4 elects to itself or through a Third Party manufacture, release and deliver Product at the Facility, then, in lieu of the Additional Guarantee Payments set forth in Table 3.2, the Manufacturing Fees and the [***], Amgen shall pay Nektar [***] of Amgen Manufactured Product (the “Reduced Additional Guarantee Payment”). Additionally, if after a Trigger Event Nektar is entitled hereunder to demonstrate and actually does so demonstrate to Amgen pursuant to Section 4.7(a) that Nektar is able and willing to operate and maintain the Facility and Manufacturing Line as required or necessary to perform and meet its obligations hereunder and Amgen does not elect to itself or through a Third Party manufacture, release and deliver Product at the Facility and, thereafter, there is a Supply Default, then there shall be no additional Trigger Event Readiness Demonstration and, if Amgen pursuant to Section 7.4 elects to itself or through a Third Party manufacture, release and deliver Product at the Facility, the quantity of Product that Amgen or its Third Party manufactures at the Facility shall be deemed Amgen Manufactured Product and, in lieu of the Additional Guarantee Payments set forth in Table 3.2, the Manufacturing Fees and the [***], Amgen shall pay Nektar the Reduced Additional Guarantee Payment. The Reduced Additional Guarantee Payment is in consideration for Nektar guaranteeing, and Nektar does hereby so guarantee, up to the applicable Upper Limit Quantity that it will maintain the Facility (including without limitation the Manufacturing Suite and, unless Amgen exercises the Purchase Option, the Manufacturing Line), and cooperate with

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Amgen and its designees as necessary or required, in order for Amgen itself or through a Third Party to manufacture, release and deliver Product as if such Product were Manufactured, Released and Delivered by Nektar hereunder. To the extent that Amgen is obligated to pay Nektar any Reduced Additional Guarantee Payment pursuant to the terms of this Section 3.2, the Reduced Additional Guarantee Payment shall be payable by Amgen to Nektar only after the date that the quantity of the Amgen Manufactured Product plus the Product Manufactured, Released and Delivered hereunder by Nektar (excluding the quantity of the Previously Ordered Product and any Product that is Rejected) exceeds [***].
3.3 Manufacturing Fees and [***]. Except as set forth in Section 3.2 with respect to any [***] paid by Amgen, the Exclusive Suite/Guarantee Payment and any applicable Additional Guarantee Payments or Reduced Additional Guarantee Payment are in addition to any Manufacturing Fees and [***] that may accrue hereunder.
ARTICLE 4
MANUFACTURE AND DELIVERY
4.1 Manufacture.
     (a)  Nektar shall Manufacture the Product, and prior to shipment to Amgen, store at the Facility, Release and Deliver the Product, as specified in Orders, all in compliance with the terms of this Supply Agreement including without limitation the terms of the Quality Agreement. Nektar shall meet the Standard of Care in the performance of its obligations under this Supply Agreement. Nektar shall provide all that is required or necessary to perform its obligations under this Supply Agreement including without limitation providing all permits, licenses, authorizations, registrations, labor, supervision, facilities, machinery, equipment, materials (including without limitation Raw Materials), supplies, intellectual property rights, maintenance, calibration, validation and resources. Nektar has submitted to Amgen, and Amgen has approved in writing concurrently with entering into this Supply Agreement, copies of the Manufacturing Documents.
     (b)  Subject to the provisions of this Section 4.1, including without limitation the provisions governing Agreed Improvements and Agreed Change Costs, Amgen shall have the right, in its reasonable discretion, to make changes to any of the Amgen-Approved Manufacturing Documents and Specifications. Amgen shall submit to Nektar a Change Notification with respect to [***] that, on the Effective Date, is set forth in the Specification on Appendix G to the Quality Agreement. No later than [***] after Nektar’s receipt of each Change Notification or such longer period as specified, or agreed to (such agreement not to be unreasonably withheld or delayed), in writing by Amgen, Nektar shall revise pursuant to the Change Notification the documents that are the subject

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to the Change Notification and submit such revised documents to Amgen for review and approval. Concurrently and in addition, Nektar shall notify Amgen (each a “Response Notice”) of (i) any Proposed Improvements (including the schedule for undertaking and completing any Proposed Improvements which schedule may take into consideration Nektar’s other manufacturing activities at the Facility to the extent that implementation of the Proposed Improvements would result in [***] interruption of or interference with such other activities) and Proposed Change Costs and (ii) any and all intellectual property rights of Third Parties of which Nektar has knowledge that might be relevant to the Change Notification. Unless Amgen specifies or agrees in writing to a longer period, within [***] after Amgen’s receipt of each timely submitted Response Notice (the “Response Notice Review Period”), in good faith, the Parties shall discuss the Proposed Improvements and Proposed Change Costs and attempt to reach agreement on the scope and schedule of the Proposed Improvements and the Proposed Change Costs to be reimbursed to Nektar by Amgen (the aspects of the Proposed Improvements and Proposed Change Costs, and any modifications thereto, agreed in writing by the Parties shall be referred to as, respectively, the “Agreed Improvements” and “Agreed Change Costs”). With respect to each Response Notice submitted pursuant to this Section 4.1(b) on which the Parties do not reach agreement as to the scope of the Proposed Improvements or the Proposed Changes Costs to be reimbursed to Nektar by Amgen before the end of the Response Notice Review Period, a Party may escalate the review of such Response Notice and the associated Change Notification pursuant to the escalation process set forth in Section 12.18 and, if the Parties do not reach agreement as part of such escalation, then the Parties shall refer the matter to an independent Third Party with expertise in manufacturing facility operation and mutually agreed upon by the Parties, such agreement not to be unreasonably withheld or delayed (“Manufacturing Change Evaluator”). Within [***] after referral to the Manufacturing Change Evaluator, Amgen shall submit to the Manufacturing Change Evaluator the Change Notification and Response Notice, and Amgen shall cause the Manufacturing Change Evaluator to determine the scope of the Proposed Improvements and the Proposed Change Costs to be reimbursed to Nektar by Amgen. Unless Amgen withdraws or modifies the Change Notification that is the subject of the evaluation of the Manufacturing Change Evaluator, the determination of the Manufacturing Change Evaluator shall be binding on the Parties. The determination of the Manufacturing Change Evaluator shall be deemed Confidential Information hereunder. The fees and expenses of the Manufacturing Change Evaluator shall be borne by [***]. Amgen may at any time, by notice to Nektar, withdraw or modify any Change Notification, and if Amgen withdraws a Change Notification that is subject to review by a Manufacturing Change Evaluator before such evaluator makes a determination, then Amgen shall pay the fees and expenses of such Manufacturing Change Evaluator. With respect to changes to the Manufacturing Documents and the implementation thereof and changes to the Specifications, Amgen shall only be obligated

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to reimburse Nektar for the Agreed Change Costs and, to the extent consented to in writing and in advance by Amgen, such consent not to be unreasonably withheld, the actual costs incurred by Nektar to secure intellectual property rights from Third Parties.
     (c)  After approval by Amgen and, as applicable and pursuant to Section 4.1(b), after establishing the Agreed Improvements and Agreed Change Costs, Nektar shall do all that is necessary or required to comply with the Amgen-Approved Manufacturing Documents. Duplicate originals of the most current Amgen-Approved Manufacturing Documents shall be maintained by each Party and shall be automatically incorporated into this Supply Agreement by reference. In Manufacturing the Product, Nektar shall comply in all respects with the most current Amgen-Approved Manufacturing Documents along with all other terms and conditions of this Supply Agreement.
     (d)  After Nektar’s receipt of each Change Notification related to the Specifications and after establishing, as applicable and pursuant to Section 4.1(b), the Agreed Change Costs and Agreed Improvements, each such changed Specification shall be automatically incorporated into this Supply Agreement by reference.
4.2 Supply Obligation. Nektar shall be in default of this Supply Agreement if, during the Term, (a) Nektar fails, refuses or is unable to Manufacture or Release Product pursuant to the terms of this Supply Agreement, or (b) Nektar fails, refuses or is unable to Deliver Product pursuant to the terms of this Supply Agreement.
4.3 Annual Forecasts. [***], Amgen will submit to Nektar a non-binding, twelve (12) month forecast of the quantities of Product Amgen may require Nektar to Manufacture, Release and Deliver during the next calendar year (each an “Annual Forecast”). Each Annual Forecast is based on Amgen’s good faith estimates at the time submitted of its requirements for Product Manufactured by Nektar and is provided for informational purposes only, is nonbinding, and shall not be a commitment from nor restriction on Amgen with respect to any minimum, maximum, or specific quantity of Product ordered hereunder. No later than [***] of the Term, Nektar shall notify Amgen of the estimated Raw Materials Direct Costs for the quantities of Product that are listed in the Annual Forecast for such calendar year; provided however if for such calendar year Amgen has not submitted an Annual Forecast or the submitted Annual Forecast is for [***], then Nektar shall base its estimated Raw Materials Direct Costs on an aggregate of [***] of Product to be Delivered during such calendar year. Nektar’s notification of the estimated Raw Materials Direct Costs shall include (a) if applicable, the reasons for any increase of greater than [***] in the Raw Materials Direct Costs stated in such notice as compared to the estimated Raw Materials Direct Costs stated in the notice for the immediately preceding calendar year and (b) a written statement signed by an officer of Nektar certifying that no Trigger Event has occurred since the Effective Date or, in the

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alternative in the event that a Trigger Event has occurred, that Nektar has, pursuant to Section 4.10, notified Amgen of the occurrence of any and all Trigger Events and no other Trigger Events have occurred since the Effective Date.
4.4 [***].
4.5 Orders and Delivery.
     (a) Orders. Amgen shall request that Nektar Manufacture Product by submitting to Nektar a document indicating the quantity of Product to be Manufactured and the date(s) of Delivery (each an “Order”). All Orders issued hereunder shall be binding and subject to the terms and conditions of this Supply Agreement. Amgen shall submit Orders to the following email address (or at such other email address as may from time to time be furnished in advance by notice by Nektar to Amgen, but in no event shall there be at any one time more than one email address): [***]. Nektar shall Deliver the total quantity of Product requested in an Order within the following time after Amgen submits such Order pursuant to this Section 4.5(a) (“Delivery Schedule Date”): the sum of (i) [***] (“Lead Time”) provided however, that if at the time such Order is submitted, there are days remaining in the Delivery Schedule Date for a previously placed Order, the Lead Time shall be increased by that number of remaining days, plus (ii) [***] of Product in excess of [***] of Product. In addition to the foregoing, Nektar shall Deliver [***] of Product requested in an Order on or before the expiration of the Lead Time for such Order and, after the expiration of such Lead Time until the entire quantity of Product requested in such Order has been Delivered by Nektar, Nektar shall Deliver [***] (each such date for Delivery, an “In-Progress Delivery Schedule Date”). The following is provided for purposes of example:
     [***]
     [***]
Notwithstanding the foregoing, the Lead Time shall be reduced to [***] if (a) on the date that Amgen submits an Order, Nektar has in inventory the Raw Materials Minimum Inventory or (b) Nektar is obligated pursuant to Section 6.3 to obtain and maintain the Raw Materials Minimum Inventory as Required Inventory (defined below). Furthermore, notwithstanding the foregoing, (A) if there is a failure of a Critical Equipment that causes a delay in Manufacturing of Product subject to one or more Orders and such failure is not a result of Nektar’s failure to maintain such Critical Equipment in accordance with standard industry practice or Nektar’s procedures or practices or such failure is not a result of Nektar’s abuse or misuse of such Critical Equipment, then the Lead Time for such Orders may be extended by [***] (which [***] shall include without limitation Nektar concurrently remediating failures of multiple pieces of Critical Equipment); (B) if

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during Manufacturing of Product subject to an Order there is a Significant Deviation (as defined in the Quality Agreement), pursuant to the Quality Agreement Nektar submits to Amgen a Pre-Delivery Deviation Notification, and Amgen approves of such Pre-Delivery Deviation Notification, then the Lead Time for such Order may be extended by [***]; and (C) to the extent that a Change Notification is applicable to an Order and the schedule for the Agreed Improvements related to such Change Notification or, if there is no related Agreed Improvements, then such Change Notification specifies a suspension in Manufacturing of Product subject to that Order, then the Lead Time for such Order may be extended by [***].
     (b) Acknowledgement. [***] after Amgen’s submittal of each Order, Nektar shall notify Amgen in writing of its receipt of each such Order to the following address (or at such other address as may from time to time be furnished by notice by Amgen to Nektar) (each an “Order Acknowledgement”): [***]. No Order Acknowledgement shall, nor shall it be construed to, alter or modify such Order. Nektar’s failure or refusal to submit an Order Acknowledgement shall in no way alter or relieve Nektar from its obligations to Manufacture, Release and Deliver Product pursuant to such Order.
     (c) Previously Ordered Product. Amgen ordered [***] of Product from Nektar pursuant to Change Purchase Order 4500008429 (issued by Amgen on October 9, 2009) (the “Previously Ordered Product”) and Nektar has acknowledged such order and is manufacturing the Previously Ordered Product. Notwithstanding the terms of this Supply Agreement, Nektar shall manufacture and deliver the Previously Ordered Product, and Amgen shall accept or reject the Previously Ordered Product and compensate Nektar for such manufacture and delivery, pursuant to the terms of the Change Purchase Order 4500008429 and the Original Supply and License Agreement without reference to, or application of, this Supply Agreement or the Quality Agreement.
     (d) Release and Delivery. Nektar shall ship to Amgen or its designee [***] (as defined in Incoterms 2000) each Batch of Product that is ordered by Amgen and Released by Nektar. Unless notified otherwise by Amgen, Nektar will schedule the freight to be shipped collect via [***] using International Priority Service for purposes of Delivering the Product to Amgen or its designee. Nektar shall ship the Product properly packaged and labeled and in compliance with Applicable Laws.
     (e) Title and Risk of Loss. Title and risk of loss to the Product shall remain with Nektar until the Product has been Delivered to Amgen pursuant to Section 4.5(d), after which title to and risk of loss of the Product shall pass to Amgen.
     (f) Conflicting Terms. In ordering and Delivering the Product, Amgen and Nektar may use their standard forms, but nothing in such forms shall be construed to

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amend, supplement or modify the terms or conditions of this Supply Agreement which Supply Agreement shall govern all Orders and Deliveries.
4.6 Ongoing Readiness for Manufacturing. At all times during the Term, Nektar shall operate and maintain the Facility and Manufacturing Line as required or necessary to perform and meet its obligations hereunder (including without limitation its obligation to Manufacture, Release and Deliver Product before the Delivery Schedule Date and each In-Progress Delivery Schedule Date) and so as to ensure full compliance with Applicable Laws and this Supply Agreement. Nektar shall not remove any equipment, tooling or other item in or comprising the Manufacturing Line without Amgen’s prior written approval, which Amgen may grant or withhold in its sole discretion. Nektar shall promptly notify Amgen if and when Nektar becomes aware of circumstances that may affect Nektar’s ability to perform and meet its obligations hereunder and any such notice shall identify in sufficient detail the nature and impact of the circumstances and Nektar’s plan of action to remedy such. In addition to and without limiting the generality of the foregoing, and subject to Section 4.1 for Proposed Improvements, in the event that any equipment, tooling or other item comprising the Manufacturing Line needs to be replaced for maintenance purposes or to otherwise bring the Manufacturing Line into a condition required or necessary for Manufacturing pursuant to the then-current Amgen-Approved Manufacturing Documents, the Specifications or this Supply Agreement, Nektar shall promptly provide Amgen with prior written notice therefor, and upon Amgen’s prior written approval (such approval not to be unreasonably withheld, delayed, or conditioned), and subject to Section 2.1(f) and any similar obligations with respect to the Manufacturing Line and Facility, Nektar shall replace such equipment, tooling or other item with the same or similar equipment, tooling or other item that achieves the same functionality and performance as the replaced item.
4.7 Demonstration and Reduced Additional Guarantee Payment.
     (a) Trigger Event Readiness Demonstration. Unless specified otherwise in writing by Amgen or unless Amgen has pursuant to Section 7.4 elected to itself or through a Third Party manufacture Product at the Facility, within [***] after each Trigger Event, and [***] after Amgen’s written request, Nektar shall demonstrate [***] that Nektar is able and willing to operate and maintain the Facility and Manufacturing Line as required or necessary to perform and meet its obligations hereunder (including without limitation its obligation to Manufacture, Release and Deliver Product pursuant to the terms of this Supply Agreement) (each a “Trigger Event Readiness Demonstration”). Each Trigger Event Readiness Demonstration shall include the following: (i) the Manufacture and Release by Nektar of [***] of Product (“Demonstration Batches”) and (ii) at Amgen’s election, (A) the completion of an audit by Amgen or its designee of the Facility and Manufacturing operations and systems to determine whether Nektar is in

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compliance with the requirements of ICH Q7 (Nektar shall cooperate with Amgen or its designee, and Amgen or its designee shall perform each such audit during the time allotted in this Section for the Trigger Event Readiness Demonstration) or (B) Nektar’s written submittal demonstrating compliance with the requirements of ICH Q7. At Amgen’s sole option, (y) Amgen may submit an Order for some or all of the Product that Nektar Released as part of a Trigger Event Readiness Demonstration and such Order and the Delivery of Product pursuant thereto shall be subject to the terms of this Supply Agreement, including without limitation Section 8.2 and Section 9.2, or (z) Amgen shall pay Nektar the Manufacturing Fees for the Demonstration Batches and Nektar shall dispose of the Demonstration Batches.
     (b) Exclusion of Certain Trigger Event. Notwithstanding anything to the contrary in this Section 4.7, if a Trigger Event arises out of circumstances described in subsection (i) of Section 1.53 and, pursuant to Section 7.4, Amgen elects to itself or through a Third Party manufacture, release and deliver Product at the Facility, any and all quantities of Amgen Manufactured Product shall not count toward the lower or upper limit quantities specified in Table 3.2.
     (c) Compensation in Specified Circumstance. If following a Trigger Event, pursuant to Section 4.7(a), Nektar timely performs the Trigger Event Readiness Demonstration and Amgen [***] that Nektar is able and willing to operate and maintain the Facility and Manufacturing Line and thereafter Amgen pursuant to Section 7.4 elects to itself or through a Third Party manufacture, release and deliver Product at the Facility, except as provided otherwise in this Supply Agreement (for example and without limitation, in the event of an additional Trigger Event and Nektar’s failure to timely perform a Trigger Event Readiness Demonstration), then [***].
4.8 Continuity of Manufacturing.
     (a) Cooperation Nektar shall fully cooperate with Amgen and use [***] to supply all assistance reasonably requested by Amgen in carrying out the intentions of this Supply Agreement including without limitation releasing Product manufactured by Amgen Inc. or its Third Party after the Operation Election Date (defined below) and providing Amgen with access to personnel, documents and records as may be reasonably requested or, pursuant to this Supply Agreement, required to be provided by Nektar.
     (b) Document Submittal Without limiting the general nature of Section 4.8(a), no later than [***] during the Term, Nektar shall submit to Amgen the following: (i) the training program (including without limitation the outline and content for the program) and training records for personnel who Manufacture the Product; (ii) the then current material safety data sheet for each Raw Material; (iii) the then-current job hazard

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assessments associated with Manufacturing; (iv) documents and records of the installation qualification and operational qualification of the Manufacturing Line and other equipment and physical systems necessary or required for the Manufacturing; (v)documents and records of the performance qualification of the Manufacturing Line and other equipment and physical systems necessary or required for the Manufacturing; and (vi) other than the Controlled Documents, the documents used during, or referred to as part of, Manufacturing by personnel who Manufacture the Product. Additionally, within [***] after the Effective Date, Nektar shall submit to Amgen the documents set forth in Subsection 4.8(b)(iii) and Subsection 4.8(b)(v), above.
4.9 Key Personnel. Nektar shall maintain qualified personnel in the job positions described on Exhibit 5 hereto, the maintenance of qualified personnel in such positions being instrumental to Nektar’s performance of its obligations hereunder (personnel filling such job positions shall be referred to as “Key Personnel”). Nektar shall cause the Key Personnel to oversee the Manufacturing, Release by Nektar and Delivery of the Product. In the event that Nektar replaces, transfers, or terminates any Key Personnel or if any Key Personnel resigns, Nektar will [***]. No voluntary transfer of Key Personnel by Nektar shall occur at a time or in a manner that would [***] the Manufacturing, Release by Nektar or Delivery of the Product. [***]
4.10 Notice of Trigger Event. Nektar shall immediately notify Amgen upon the occurrence of a Trigger Event. Such notice shall include, at a minimum, a description at a reasonable level of detail of the nature of the Trigger Event.
4.11 Performance of Manufacturing and Facility Operations.
     (a) Test Batches. If between the Effective Date and midnight on December 31, 2010, Amgen notifies Nektar to Manufacture up to [***] of Product (“Test Batches”), then within [***] after receipt of such notice (which [***] period shall exclude any days after the date of such notice on which the Facility was shut down for a maintenance-related reason provided that Nektar notified Amgen in advance of receipt of such notice from Amgen of the dates of such shut down), unless a later date is specified therein, Nektar shall commence Manufacturing of the Test Batches and notify Amgen of the schedule for Manufacturing (including in that notice the information set forth in Section 4.11(b)) (“Test Batches Manufacturing Schedule”) and, thereafter, Manufacture the Test Batches pursuant to the Test Batches Manufacturing Schedule. The quantity of Product resulting from the Manufacturing of the Test Batches shall not be included in, or count toward, the calculation of the lower limit quantities or upper limit quantities set forth in Section 3.2. At Amgen’s request, Nektar shall provide to Amgen samples of Product, appropriately packaged and labeled, resulting from the Manufacturing of the Test Batches. [***] at Amgen’s sole option, Amgen may submit an

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Order for some or all of the Product that Nektar Released as part of Manufacturing the Test Batches and such Order and the Delivery of Product pursuant thereto shall be subject to the terms of this Supply Agreement including without limitation Section 3.2,Section 5.1, Section 8.2, and Section 9.2. At Amgen’s request, Nektar shall, pursuant to the Standard Operating Procedures, dispose of that portion of the Product resulting from the Manufacture of the Test Batches that is not subject to an Order.
     (b) Notice of Manufacturing Schedule. With respect to each Order, [***], Nektar shall notify Amgen of the following: (i) the number of Batches it anticipates Manufacturing to fulfill the Order; and (ii) for each Batch, the activities and schedule of activities supporting Manufacturing, Release and Delivery including without limitation the schedule for receiving, dispensing, and testing Raw Materials, Batch process sequencing, conducting in-process and release testing, and packaging and storing of each Batch.
     (c) Amgen Representatives. In addition to the Person in Plant (defined in the Quality Agreement), Amgen shall have the right during Manufacturing of each Batch (including without limitation the Test Batches) to have at any time up to [***] of its representatives (which representatives may be Third Parties) (collectively or singularly, the “Amgen Representatives”) present at the Facility to observe the Manufacturing and inspect the Facility Infrastructure. Nektar shall, and shall cause its representatives who are performing, or who may perform, any portions of Manufacturing to cooperate with the Amgen Representatives including without limitation providing explanations of the activities they are performing and providing timely and full responses to questions asked, or information requested, by the Amgen Representatives. Nektar shall provide Amgen with (and allow Amgen to copy and retain) documentation, data, and records pertaining to the Manufacturing. Nektar shall provide the Amgen Representatives with sufficient and reasonable office space, use of network connections, telephones, copiers, and other office equipment. The Amgen Representatives shall comply with reasonable security and safety procedures provided to Amgen by Nektar in writing no less than [***] in advance of the Amgen Representatives arriving at the Facility. At the request of Nektar, prior to being allowed access to the Nektar Facility, Amgen shall cause each Amgen Representative who is not an employee of Amgen to execute a confidentiality agreement reasonably acceptable to Nektar obligating such Amgen Representative to maintain the confidentiality of Nektar confidential information that may be disclosed to such Amgen Representative.
     (d) Facility Infrastructure. Upon Amgen’s request, Nektar shall, at reasonable times, meet and discuss with Amgen the electrical power, water, cooling, heating, ventilation, specialty gases and all other common utilities and infrastructure at or supporting the Facility that could reasonably impact the quality of the Product

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Manufactured at the Facility, the environment, or the health or safety of personnel who Manufacture the Product (collectively, “Facility Infrastructure”) and, during each such meeting (or if it is unreasonable to do so during the meeting, no later than [***] following the meeting), provide additional information (including without limitation capacities, drawings, designs, controls, and specifications) and, to Amgen’s reasonable satisfaction, respond to Amgen’s questions regarding the Facility Infrastructure.
ARTICLE 5
MANUFACTURING FEES
5.1 Manufacturing Fees.
. In addition to payments made pursuant to Section 3.1 and Section 3.2 hereof, in consideration for the quantity of Product that Nektar Manufactures, Releases and Delivers pursuant to the terms of this Supply Agreement and the applicable Order and that is not Rejected, Amgen shall pay to Nektar the Manufacturing Fees applicable to such quantity of Product. Notwithstanding anything to the contrary contained in this Supply Agreement, in no event shall Nektar be entitled to receive any Manufacturing Fees for charges, costs or expenses to the extent arising out of or resulting from (i) any costs or expenses incurred by Nektar or its Affiliates or payable by Amgen to remedy any error, omission or mistake of Nektar, its Affiliates or their respective subcontractors or personnel or breach of this Supply Agreement or any Order by Nektar, its Affiliates or their respective subcontractors or personnel, or (ii) any incremental or additional costs or expenses incurred by Nektar or its Affiliates or payable by Amgen to remedy any error, omission or mistake of Nektar, its Affiliates or their respective subcontractors or personnel or breach of this Supply Agreement or any Order by Nektar, its Affiliates or their respective subcontractors or personnel.
     (a) Fixed Fee Component Adjustment. The Fixed Fee Component of the Manufacturing Fees shall be [***]
          1. [***]
          2. [***]
          3. [***]
          4. [***]
          5. [***]

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5.2 [***]. If during the period from [***] through [***] Amgen submits Orders for Product that specify that Product [***] is to be Delivered during [***], then, during [***], Nektar shall [***] that is Manufactured, Released and Delivered by Nektar and not Rejected (“[***]”). For the avoidance of doubt, the Previously Ordered Product shall not count toward the [***].
5.3 Exclusive Compensation. Other than as set forth in, and pursuant to the conditions of, Section 3.1, Section 3.2, Section 4.1, Section 5.1, and Section 5.2, Nektar shall not be entitled to any other compensation for performance hereunder including without limitation compensation for any Batch of Product that is Manufactured but not Released or Delivered by Nektar and any costs or expenses incurred by Nektar arising out of any obligations of Nektar set forth in the Quality Agreement.
ARTICLE 6
MATERIALS, WORK IN PROGRESS AND PRODUCT
6.1 Raw Materials. In addition to the requirements set forth in Section 6 of the Quality Agreement, Nektar shall permit, and shall use commercially reasonable efforts to cause its suppliers of Raw Materials to permit, Amgen to conduct audits of the facilities and quality systems of the suppliers of Raw Materials. Nektar shall promptly notify Amgen in the event that Nektar defaults, or is alleged to have defaulted, under an agreement with one or more of its suppliers of Raw Materials or a supplier of other goods or services required for the Manufacture of the Product (including without limitation suppliers of utilities to the Facility), and, without limiting any other rights or remedies available to Amgen, Amgen shall have the right, but not the obligation, to cure such default.
6.2 Raw Material Procurement. In the event Amgen elects to manufacture or have manufactured by a Third Party any portion of its needs or requirement for Product or Licensed Product, Amgen shall not be restricted from procuring Raw Materials from Third Parties, and Nektar agrees, upon request by Amgen, to supply Amgen with all requested Raw Materials required for manufacture of the Product or Licensed Product at [***] to the extent that such Raw Materials are available from Nektar’s suppliers to fulfill any such requests by Amgen. Nektar will [***] to obtain or maintain the ability to resell Raw Materials to Amgen pursuant to this Section 6.2.
6.3 Required Inventory. From time-to-time during the Term, Amgen may notify (each a “Required Inventory Notice”) Nektar to, and if so notified and within [***] after notification Nektar shall, obtain and maintain at the Facility certain quantities and types of Raw Materials (“Required Inventory”). Within [***] after receipt of each Required Inventory Notice, Nektar shall submit to Amgen Nektar’s good faith estimate of the cost of obtaining and maintaining at the Facility the Required Inventory that is the subject of

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the Required Inventory Notice (“Estimated Costs of Maintaining Required Inventory”). Within [***] after Amgen’s receipt of the Estimated Costs of Maintaining Required Inventory, Amgen and Nektar shall negotiate in good faith the amount to be paid by Amgen to Nektar in return for Nektar maintaining the Required Inventory, and Amgen shall only be obligated to pay Nektar in return for maintaining the Required Inventory amounts agreed to by Amgen in writing, and, if the Parties are unable to reach agreement within such [***], then the Parties shall refer the matter to an independent Third Party with expertise in sourcing and storing raw materials and mutually agreed upon by the Parties, such agreement not to be unreasonably withheld or delayed (“Raw Materials Evaluator”). Within [***] after referral to the Raw Materials Evaluator, Nektar shall submit to the Raw Materials Evaluator the basis for the Estimated Costs of Maintaining Required Inventory and Amgen shall submit the basis for its objection to the Estimated Costs of Maintaining Required Inventory, and the Raw Materials Evaluator shall then determine an estimated cost of obtaining and maintaining at the Facility the Required Inventory and such determination shall be binding on the Parties. The determination of the Raw Materials Evaluator shall be deemed Confidential Information hereunder. The fees and expenses of the Raw Materials Evaluator shall be borne by [***]. Nektar shall store and maintain (including without limitation rotation of inventory) the Required Inventory so that it is appropriately available for use in the Manufacturing of Product. Nektar shall have the right to use in Manufacturing the Required Inventory provided that Nektar restock such Raw Materials so as to always maintain the Required Inventory in the quantities specified in each Required Inventory Notice. Upon and pursuant to Amgen’s written request, at Amgen’s cost including the Raw Materials Direct Costs, Nektar shall ship to Amgen or its designee Raw Materials maintained in the Required Inventory and, within [***] thereafter, Nektar shall replenish the Required Inventory. Upon request of Amgen at any time, Nektar will promptly notify Amgen of the quantity of each Raw Material held by Nektar for Amgen at the Facility.
6.4 Segregation of Amgen Materials. Nektar shall keep located at the Facility, identified for Amgen, and segregated from other raw materials, works in progress, or finished products the Raw Materials, work in progress in the Manufacturing and, prior to Delivery to Amgen, Product (collectively, “Amgen Materials”). Nektar hereby grants to Amgen an immediate, present, irrevocable and paid up right and easement to enter the Facility and take possession and control of the Amgen Materials. [***]. In the event, and to the extent, that Amgen takes possession and control of these segregated Raw Materials, works in progress, or Product, Amgen shall [***], for such segregated Raw Materials and for the Raw Materials used in the Manufacturing of the works in progress.

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ARTICLE 7
MANUFACTURING LINE
7.1 Grant of Security Interest in the Manufacturing Line. Nektar hereby grants to Amgen Inc., its successors and assigns a valid first lien on and security interest in the Manufacturing Line. Nektar agrees to execute such further instruments and documents of security in form and substance reasonably satisfactory to Amgen Inc. as to the security interest herein granted by Nektar in favor of Amgen Inc. including without limitation a financing statement under the Uniform Commercial Code covering the Manufacturing Line.
7.2 Easement and Option to Purchase Manufacturing Line. In consideration of the Exclusive Suite/Guarantee Payment set forth in Section 3.1, above, Nektar hereby grants to Amgen Inc. the following: (i) an immediate, present, irrevocable and fully paid up option which Amgen Inc. may exercise in its sole discretion to purchase the Manufacturing Line (“Purchase Option”), and (ii) an easement in the form attached hereto as Exhibit 4 (the “Easement”), which Easement provides Amgen Inc., among other things, with an immediate right to enter and access the portion of the Facility where the Manufacturing Suite is located, and an immediate, present, irrevocable and fully paid up right and license to use and operate at will the Manufacturing Line and Manufacturing Suite, regardless of whether Amgen Inc. exercises the Purchase Option. Amgen Inc.’s right to use the Manufacturing Suite and operate the Manufacturing Line include without limitation use of power, water, cooling, heating, ventilation, telecommunications and all other common utilities and services and access to all other areas of, and equipment at, the Facility that are reasonably necessary or required for the purpose of manufacturing, releasing and delivering the Product. [***] In the event that Amgen Inc. exercises the Purchase Option, [***] within [***] after such exercise, [***].
7.3 Operation of Manufacturing Line Purchased by Amgen. In the event that Amgen Inc. exercises the Purchase Option, Amgen Inc. may elect, in its sole discretion, to (i) operate the Manufacturing Line itself; (ii) sublicense, pursuant to the License Agreement, to any Third Party the right to Manufacture Product or Licensed Products and permit such Third Party to operate the Manufacturing Line without any restriction whatsoever, whether set forth in this Supply Agreement or otherwise, including without limitation in Section 3.1 or Section 5.3(c) of the License Agreement; or (iii) permit Nektar to continue to operate the Manufacturing Line under the terms and conditions of this Supply Agreement (and, in the case of this subsection (iii), Nektar will be entitled to receive compensation pursuant to Section 3.1, the Additional Guarantee Payments pursuant to Section 3.2 without application of the Reduced Additional Guarantee Payment, Agreed Change Costs pursuant to Section 4.1, Manufacturing Fees pursuant to Section 5.1, and the [***] pursuant to Section 5.2).

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7.4 Amgen Inc.’s Election to Operate the Manufacturing Line. Amgen Inc. shall notify Nektar of its election to itself, or through a Third Party, manufacture, release, and deliver Product at the Facility pursuant to the rights set forth in this Agreement (the date of such notice, the “Operation Election Date”). Following the Operation Election Date, Amgen Inc. (or its designated Third Party) will use the Manufacturing Suite and Manufacturing Line solely for and in support of the manufacture, release and delivery of the Product and Amgen shall be entitled, but not obligated, to terminate the Product supply portion of this Supply Agreement without liability, fee, expense, cost reimbursement, penalty or other amounts of any type or kind to Amgen; provided however, that Amgen Inc. will still be responsible for payment of the following: (i) the Option Price if Amgen exercises the Purchase Option; (ii) as applicable, costs as set forth in Section 6.4; (iii) any accrued payments that are due and payable to Nektar hereunder as of the Operation Election Date (including, as applicable, payments provided for in Section 3.2, Section 3.3, Section 4.1, Section 5.1 and Section 5.2); and (iv) as applicable, Additional Guarantee Payment(s) or Reduced Guarantee Payment(s) pursuant to Section 3.2.
     (a)  [***] after the Operation Election Date, without limiting the Purchase Option, Easement, and license set forth in Section 7.2 and operation and access rights set forth in Section 7.3, Nektar shall notify Amgen of the areas within the Facility for use by Amgen Inc. (or its designated Third Party) for the following: (i) the shipping and receiving dock area of the Facility; (ii) storage of consumables, critical spares, quarantined and released Raw Materials and packaging for use in the manufacture of Product; (iii) storage of work in progress and quarantined and released Product; (iv) areas for testing, dispensing, packaging and storing retained or other samples; (v) storage of solid and liquid waste, including hazardous waste, generated by Amgen Inc. (or its designated Third Party) through the manufacture of Product; (vi) break rooms, lavatories, and parking areas for use by Amgen Inc. (or its designated Third Party) employees while at the Facility; and (vii) directions for accessing the Manufacturing Suite from the exterior of the Facility.
     (b)  After the Operation Election Date, (i) Amgen Inc. will, and will cause its employees and staff of its designated Third Party manufacturer when present at the Facility to, comply with written instructions of Nektar of which (A) Amgen Inc. has been notified in advance and (B) are reasonably necessary for Nektar to operate the Facility in a reasonably orderly manner and in compliance with Applicable Laws; and (ii) Amgen Inc. shall, and as applicable it shall cause its Third Party manufacturer to, comply with all national, state and local laws, statutes, rules, ordinances, and regulations applicable to Amgen Inc.’s (or its Third Party manufacturer’s) performance of manufacturing, release and delivery of the Product at the Facility.

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ARTICLE 8
QUALITY
8.1 Quality Agreement. The Quality Agreement attached hereto as Exhibit 1 shall apply hereto and is incorporated herein by reference. On or before August 23, 2010, Nektar submitted a draft Nektar Policy for Quality Risk Management to Amgen and, thereafter, Amgen provided input and accepted as adequate the Nektar Policy for Quality Risk Management. Nektar shall implement the Nektar Global Policy — Quality Assurance, Quality Risk Management, 980 14522 Rev.00, effective October 5, 2010 within [***] after the Effective Date, but in no event later than [***]. Nektar shall, [***], do all that is necessary or required to perform the activities and meet the deliverables set forth in the Audit Resolutions Finding Plan. Nektar shall do all that is necessary or required to implement request for change number RFC-2010 (approved by Amgen on October 14, 2010) on or before November 15, 2010. [***] Nektar shall, [***], do all that is necessary or required to perform the activities, cooperate and communicate with Amgen, and provide to Amgen the deliverables, set forth in Exhibit 6 pursuant to the schedule set forth therein.
8.2 Rejection. Amgen shall have [***] following the Delivery Date of each Batch (or portion thereof) of Product to reject such Product based on the following: [***]. Any such rejection will be given by written notice to Nektar specifying the manner in which all or part of such Batch of Product fails to meet the foregoing requirements or warranty(ies) (“Rejection Notice”). Within [***] after receipt of a Rejection Notice, if the basis for the Rejection Notice is anything other than analytical results obtained from methods set forth in the Specifications and if Nektar in good faith disagrees with the basis for the Rejection Notice, Nektar shall notify Amgen of the basis for its position and the Parties shall, within [***] of Amgen’s receipt of such notice from Nektar, attempt to reach agreement on whether pursuant to this Section 8.2 Amgen was entitled to reject the Product. If the Parties are unable to reach agreement within such [***], then the Parties shall refer the matter to an independent Third Party with expertise in manufacturing pursuant to ICH Q7 and mutually agreed upon by the Parties, such agreement not to be unreasonably withheld or delayed (“Rejection Evaluator”). Within [***] after referral to the Rejection Evaluator, Nektar shall submit to the Rejection Evaluator the applicable Amgen-Approved Manufacturing Documents and the applicable Certificate(s) of Analysis and Batch Record and Amgen shall submit to the Rejection Evaluator the applicable Rejection Notice and Section 2.1(l), Section 2.1(n), and Section 2.1(o) of this Supply Agreement (the “Evaluation Documents”). Amgen shall cause the Rejection Evaluator to determine, based on the Evaluation Documents and the Rejection Evaluator’s expertise in manufacturing pursuant to ICH Q7, whether pursuant to this Section 8.2 Amgen was entitled to reject the Product and such determination shall be binding on the Parties. The determination of the Rejection Evaluator shall be deemed Confidential Information hereunder. The fees and expenses of the Rejection Evaluator

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shall be borne by the Party against whom the Rejection Evaluator’s determination is made. For each Batch (or portion thereof) of the Product that is Rejected, Amgen shall, at Nektar’s direction (not to be unreasonably withheld or delayed) and expense, either destroy or return to Nektar such Product. Notwithstanding that certain rights and remedies are set forth in this Supply Agreement with respect to a Supply Default, at Amgen’s written request, Nektar shall Manufacture, Release and Deliver, at Nektar’s own cost and expense provided that Amgen has paid for the non-conforming Batch of Product, a Batch of Product (each a “Replacement Batch”) for each Batch of Product that was the subject of such Rejection Notice, and each Replacement Batch shall be subject to the rejection process set forth in this Section 8.2. The Delivery Schedule Date and In-Progress Delivery Schedule Date for each Replacement Batch shall be determined pursuant to Section 4.5(a). For the avoidance of doubt, if a Replacement Batch is Rejected, then in addition to other remedies, at Amgen’s sole option and direction, Nektar shall either (a) Manufacture a new Batch of Product at Nektar’s own cost and expense provided that Amgen has paid for the non-conforming Batch of Product or (b) refund to Amgen all sums paid by Amgen to Nektar in connection with the non-conforming Batch of Product. [***]
ARTICLE 9
INVOICING AND PAYMENT
9.1 Invoicing. Nektar shall, no later than [***] after the Delivery Date for each Batch of Product that is Manufactured, Released and Delivered by Nektar and not Rejected, submit to Amgen a written invoice for the Manufacturing Fees and, if applicable, [***] associated with such Product. Nektar shall submit such invoice for payment to the following address:
     [***]
Amgen may change, by written notice to Nektar, the address or method for submitting invoices hereunder. Each invoice shall identify each Batch of Product that is the subject of the invoice, the total Manufacturing Fees, [***], if any, and the following:
(i)	The Amgen contract number for this Supply Agreement;

(ii)	Order number;

(iii)	Description of those portions of the Order completed; and

(iv)	If applicable, a detailed, line-itemed list of all of the costs included in the Raw Materials Direct Costs.

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In the event that Amgen reasonably requests additional information for any amounts stated in an invoice, Nektar shall submit to Amgen the additional information requested within [***] after receipt of each such request. Within [***] after receipt of an invoice, Amgen shall notify Nektar of any amounts disputed by Amgen that are stated in an invoice and the basis for such dispute, such invoice shall be deemed withdrawn by Nektar, and, upon receipt of such notification, Nektar shall submit a revised invoice stating only undisputed amounts (each, a “Correct Invoice”). Upon resolution of disputed amounts, Nektar shall submit an invoice pursuant to this Article 9 for that portion of the disputed amounts, if any, that the Parties mutually agree are due and no longer in dispute.
9.2 Payment. In the case of an invoice that is undisputed by Amgen, Amgen will pay Nektar the amount of the invoice within [***] after receipt of such invoice. In the case of an invoice that was disputed by Amgen, following receipt of a Correct Invoice, Amgen will pay Nektar the amounts stated in such Correct Invoice within [***] after receipt of such. Any amounts stated in an undisputed invoice or a Correct Invoice that remain unpaid after such sixty (60) days shall accrue interest until paid at [***]. Payment by Amgen does not constitute acceptance of Nektar’s performance hereunder or an admission of liability.
ARTICLE 10
CONFIDENTIALITY
10.1 Confidentiality. Except to the extent expressly authorized by this Supply Agreement or otherwise agreed in writing by the Parties, the Parties agree that, for the term of this Supply Agreement and for [***] thereafter, the Receiving Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Supply Agreement any Confidential Information of the Disclosing Party.
10.2 Authorized Disclosure.
     (a)  Notwithstanding anything to the contrary contained in this Supply Agreement, a Receiving Party may disclose Confidential Information of the Disclosing Party to the extent required, as advised by counsel, (i) in response to a valid order of a court or other governmental body or as required by or to comply with Applicable Laws, (ii) with respect to Amgen or its Affiliates, filing or prosecuting Patent Rights for Amgen Products, or (iii) prosecuting or defending litigation against Third Parties; provided however, that the Receiving Party shall advise the Disclosing Party in advance of such disclosure to the extent practicable and permissible by such order or Applicable Laws, shall reasonably cooperate with the Disclosing Party, if requested, in seeking an

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appropriate protective order or other remedy, and shall otherwise continue to perform its obligations of confidentiality set forth in this Supply Agreement.
     (b)  Notwithstanding anything to the contrary contained in this Supply Agreement, Amgen or its Affiliates may disclose Confidential Information of Nektar to the extent such disclosure is reasonably necessary, as advised by counsel, under the following circumstances:
(i)	regulatory filings for the Product, Licensed Product, or Amgen Products; or

(ii)	conducting pre-clinical or clinical trials of Amgen Products.
In the event Amgen or one of its Affiliates intends to disclose Confidential Information of Nektar pursuant to this Section 10.2(b), Amgen will, except where impracticable, give reasonable advance notice to Nektar of such disclosure and use reasonable efforts to secure confidential treatment of such Confidential Information.
     (c)  Notwithstanding anything to the contrary contained in this Supply Agreement, Amgen or its Affiliates may disclose Confidential Information of Nektar to the extent such disclosure is reasonably necessary to [***]. Amgen shall, except where impracticable, give reasonable advance notice of such disclosures to Nektar and shall use reasonable efforts to secure confidential treatment of such Confidential Information.
     (d)  Notwithstanding anything to the contrary contained in this Supply Agreement, Confidential Information of Nektar received by Amgen hereunder may be disclosed by Amgen to [***].
ARTICLE 11
TERMINATION AND TERM
     11.1 Termination for Convenience. Amgen, upon notice to Nektar, may terminate for convenience, without cause, this Supply Agreement in its entirety. Such termination shall not relieve Amgen of its obligations hereunder to pay Nektar the Exclusive Suite/Guarantee Payment, undisputed amounts on account of Manufacturing Fees and, if applicable, [***], Additional Guarantee Payments, and Reduced Additional Guarantee Payments that are due and owing on the date of such termination. After receipt by Nektar of Amgen’s notice of termination pursuant to this Section 11.1, other than fulfilling Orders at that time pending, Nektar shall have no obligation to supply Product to Amgen under this Supply Agreement and shall be released from supply guarantees set forth in this Supply Agreement.
     11.2 Nektar Default. In the event Nektar shall default in the performance of any material obligation hereunder, Amgen shall give Nektar notice of the default (“Notice of

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Default") specifying the nature of the default and requesting that Nektar cure such default within [***]; provided however, except as expressly set forth in the definition of Trigger Event, there shall be no cure period for any such default in performance that constitutes a Trigger Event. If Nektar shall dispute the existence, extent or nature of the default set forth in the Notice of Default, the Parties shall use good faith efforts to resolve the dispute. Nektar defaults shall include without limitation Nektar’s failure, refusal or inability to (i) supply Product in quantities requested hereunder or (ii) Manufacture, Release, or Deliver Product in accordance with the terms of this Supply Agreement including without limitation the Orders, the Quality Agreement, ICH Q7, or the Specifications.
     11.3 Amgen Default. In the event Amgen shall default in the performance of any material obligation hereunder, Nektar shall give Amgen a Notice of Default specifying the nature of the default and requesting that Amgen cure such default within [***]. If Amgen shall dispute the existence, extent or nature of the default set forth in the Notice of Default, the Parties shall use good faith efforts to resolve the dispute. In the event Amgen shall fail to cure such default within [***] of receipt of the Notice of Default, Nektar shall be entitled to pursue legal remedy for such default; provided however, that Nektar shall not have the right to terminate this Supply Agreement based on a default by Amgen.
     11.4 Insolvency. Either Amgen or Nektar may, in addition to any other remedies available to it by law or in equity, terminate this Supply Agreement, in whole or in part, by written notice to the other Party (the “Insolvent Party”) in the event the Insolvent Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the Insolvent Party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the Insolvent Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of the Insolvent Party, and any such event shall have continued for [***] undismissed, unbonded and undischarged.
     11.5 Term. Unless earlier terminated pursuant to its terms, this Supply Agreement shall terminate on the tenth anniversary of the Effective Date (the “Term”); provided, however, that this Supply Agreement shall remain in effect with respect to any then-pending Order(s) issued under this Supply Agreement until completion of performance thereunder unless terminated by Amgen for cause as provided in Section 11.2 or Section 11.4 and instructed by Amgen that such then-pending Order(s) are also

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terminated. Expiration of the Term shall not limit any warranty or other obligations of a Party which either by their express terms or by their nature would survive the expiration of the Term.
ARTICLE 12
MISCELLANEOUS PROVISIONS
     12.1 Debarred Persons. Nektar will not use any Debarred Person in performing its obligations under this Supply Agreement. Nektar will promptly notify Amgen in writing if any Person who is performing the Manufacturing is or becomes a Debarred Person or if any action, suit, claim, investigation, or other legal or administrative proceeding is pending or, to the best of Nektar’s knowledge, threatened, that would make any Person performing the Manufacturing a Debarred Person or would preclude Nektar from performing its obligations under this Supply Agreement.
     12.2 Right to Set-off. Each Party has the right, in addition to any other right or remedy it might have under this Supply Agreement, to set-off against or withhold amounts otherwise due and payable to the other Party under this Supply Agreement: (i) the full or partial amount of all damages, losses, costs, and expenses incurred by such Party resulting from the other Party’s breach of or other failure to perform under this Supply Agreement; and (ii) the full or partial amount of any other amounts due and payable to such Party by the other Party including without limitation those amounts arising under this Supply Agreement. The foregoing right of set-off shall not prevent a Party from pursuing a legal remedy or judicial determination that such right of set-off was not properly exercised.
     12.3 No Exclusivity or Minimum. Nothing contained herein shall (i) obligate Amgen to any exclusive relationship with Nektar, (ii) restrict or preclude Amgen from contracting with any competitor of Nektar, or (iii) obligate Amgen to purchase any minimum amount of Product from Nektar. Nothing contained herein shall (i) with the exception of exclusive use of the Manufacturing Suite and Manufacturing Line as set forth in Section 3.1, obligate Nektar to any exclusive relationship with Amgen or (ii) restrict or preclude Nektar from contracting with any competitor of Amgen.
     12.4 Precedence. In the event of a conflict between (i) the terms and conditions set forth in this Supply Agreement or any Order and (ii) the terms and conditions set forth in any document (including without limitation Nektar’s acknowledgments of Orders or Nektar’s invoices) issued in connection with this Supply Agreement or any Order, the terms and conditions set forth in this Supply Agreement and, as applicable, an Order shall control. In the event of a conflict between the terms and conditions of this Supply Agreement and the terms and conditions of an Order, the terms and conditions of this Supply Agreement

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shall control. In the event of a conflict between the terms and conditions of this Supply Agreement and any exhibit or attachment to this Supply Agreement (including without limitation the Quality Agreement), the terms and conditions of this Supply Agreement shall control.
12.5 Recordkeeping and Audit.
     (a) Nektar Obligations. Nektar shall maintain complete, accurate and correct books, records and accounts relating to the performance of Manufacturing, Releasing and Delivering including without limitation those relating to the Raw Materials Direct Costs and performance obligations set forth in the Quality Agreement. All books, records and accounts relating to financial matters must be in a format consistent with GAAP. Nektar shall maintain such books, records and accounts for a period of [***] after the expiration or termination of this Supply Agreement. Without limiting and in addition to the terms of the Quality Agreement regarding documentation and recordkeeping, upon Amgen’s reasonable request, Nektar shall make available to Amgen and its representatives such books, records and accounts for copy, review and audit at such reasonable times and locations reasonably designated by Nektar during the Term and [***] thereafter. Notwithstanding anything to the contrary contained herein, all costs associated with such maintenance of Nektar’s books, records and accounts shall be at Nektar’s sole expense and shall not be reimbursable by Amgen hereunder. Should Nektar fail to maintain such books, records or accounts as required hereunder, Nektar shall provide its good faith assistance to, and reimburse Amgen for its reasonable costs to, recreate such books, records and accounts. In the event that as part of an audit Amgen or its representatives determine that, given the terms of this Supply Agreement, Amgen overpaid Nektar, then, unless the subject of a good faith dispute (in which case Nektar shall notify Amgen of, and the basis for, such good faith dispute and such dispute shall be subject to Section 12.18), Nektar shall repay to Amgen the overpaid amount within [***] after Amgen’s written demand therefor. However, Nektar shall have the right to respond to Amgen’s audit findings within [***] following notice of such findings. In the event that as part of an audit Amgen or its representatives determine that, given the terms of this Supply Agreement, Amgen underpaid Nektar, Amgen shall promptly notify Nektar of such underpayment and pay to Nektar the amount of the underpayment within [***] after the date of such notification. Amgen’s performance of an audit and Nektar’s repayment of any overpaid amounts shall not limit any of Amgen’s rights or remedies with respect to such overpaid amounts or Nektar’s performance of its obligations under this Supply Agreement, all of which rights and remedies are reserved by Amgen. The audit rights specified in this section are in addition to any other audit rights provided for in this Supply Agreement (including without limitation those provided for in the Quality Agreement).

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     (b) Amgen Obligations. Only after the Operation Election Date and only with respect to the quantity of the Amgen Manufactured Product, Amgen shall maintain, or cause to be maintained, complete and accurate records of the quantity of the Amgen Manufactured Product (collectively, the “Amgen Records”). Amgen shall maintain the Amgen Records for a period of no less than [***] after the expiration or termination of this Supply Agreement. Amgen shall make the Amgen Records available to Nektar for copy, review and audit at such reasonable times and locations reasonably designated by Amgen during the Term and [***] thereafter. Notwithstanding anything to the contrary contained herein, all costs associated with such maintenance of the Amgen Records shall be at Amgen’s sole expense and shall not be reimbursable by Nektar hereunder. Should Amgen fail to maintain the Amgen Records as required hereunder, Amgen shall provide its good faith assistance to, and reimburse Nektar for its reasonable costs to, recreate such books, records and accounts. In the event that as part of an audit Nektar determines that given the terms of Section 3.2 Amgen underpaid Nektar, unless the subject of a good faith dispute (in which case Amgen shall notify Nektar of, and the basis for, such good faith dispute and such dispute shall be subject to Section 12.18), then Amgen shall pay to Nektar the underpaid amount upon Nektar’s written demand therefor within [***] after Nektar’s written demand therefor.
12.6 Assignment. Neither this Supply Agreement nor any interest hereunder shall be assignable by Nektar or Amgen without the prior written consent of the other Party; provided however, that this Supply Agreement may be assigned by either Nektar or Amgen (the “Assigning Party”) in connection with a transaction that is a Change of Control provided that within [***] after the closing of each such transaction the successor or surviving Person delivers to the other Party a written commitment signed by the successor or surviving Person stating that it shall comply with all of the terms, conditions and performance obligations under this Supply Agreement. This Supply Agreement shall be binding upon the successors and permitted assigns of each Party and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Supply Agreement. Any assignment not in accordance with this Section 12.6 shall be void.
12.7 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate or reasonably requested by the other Party in order to carry out the purposes and intent of this Supply Agreement and to evidence, perfect or otherwise confirm its rights hereunder. Amgen will have the right to exercise its rights and perform its obligations hereunder through its Affiliates; provided that Amgen will be responsible for its Affiliates’ performance hereunder.

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12.8 No Trademark Rights. Except as expressly otherwise authorized herein, no right, express or implied, is granted by this Supply Agreement to use in any manner the name “Amgen” or “Nektar” or any other trademark, service mark or trade name of the other Party or any of its respective Affiliates in connection with the performance of this Supply Agreement.
12.9 Disclosure of Supply Agreement and Public Announcements. The Parties agree that the contents of this Supply Agreement shall be considered Confidential Information of the Parties. Notwithstanding the foregoing and Section 10.1, above, each Party shall have the right to disclose in confidence the material terms of this Supply Agreement to Third Parties retained by such Party to perform legal, accounting or similar advisory services who have a need to know such terms in order to provide such advisory services provided that such Third Parties are subject to written obligations of confidentiality at least as stringent as those contained in this Supply Agreement. Nektar shall not make any public announcement about the Supply Agreement, or any part thereof, or its business relationship with Amgen or one or more of its Affiliates (collectively, “Announcement”) unless prior written consent is obtained from Amgen, [***]; provided however, if and to the extent, based on consultation with outside legal counsel, Nektar is obligated pursuant to Applicable Law or the rules of a securities exchange on which Nektar is listed (“Applicable Securities Rules”) to make an Announcement or disclose any of the terms of this Supply Agreement (each a “Mandatory Disclosure”), then, as much in advance of each such Mandatory Disclosure as practicable, Nektar shall (i) notify Amgen of the proposed content of the Mandatory Disclosure, (ii) give Amgen reasonable opportunity to review and comment on the proposed content of the Mandatory Disclosure, and (iii) in good faith, consider and revise the content of the Mandatory Disclosure based on comments received from Amgen and submit the revised Mandatory Disclosure to Amgen for review and consent, such consent not to be unreasonably withhold, delay or conditioned. Nektar shall include in each Mandatory Disclosure only the information required to be disclosed by Applicable Law or Applicable Securities Rules, and, to the extent possible, Nektar shall seek confidential treatment of each Mandatory Disclosure.
12.10 Notices. All notices and other communications by a Party to the other Party hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt confirmed by the other Party), mailed by registered or certified mail (return receipt requested) postage prepaid, or sent by courier service, at the following addresses for such other Party (or at such other address for a Party as shall be specified by like notice):
     If to Amgen, addressed to:
          [***]

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     With a copy to:
          [***]
     If to Nektar, addressed to:
          [***]
12.11 Amendment. No amendment, modification or supplement of any provision of this Supply Agreement shall be valid or effective unless made in writing and signed by a duly authorized representative of Nektar, Amgen Inc. and Amgen Manufacturing, Limited.
12.12 Waiver. No provision of this Supply Agreement shall be waived by any act, omission or knowledge of a Party or its Affiliates, agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.
12.13 Counterparts. This Supply Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement. An executed signature page of this Supply Agreement delivered by facsimile transmission or by electronic mail in “portable document format” (“.pdf”) shall be as effective as an original executed signature page.
12.14 Descriptive Headings. The descriptive headings of this Supply Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Supply Agreement.
12.15 Governing Law. This Supply Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of California and the Parties hereby submit to the jurisdiction of the California courts, both state and federal.
12.16 Severability. Whenever possible, each provision of this Supply Agreement will be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Supply Agreement is held to be prohibited by or invalid under Applicable Laws, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Supply Agreement. In the event that any one or more of the provisions contained in this Supply Agreement is held invalid, illegal or unenforceable, the Parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the original intent and purpose of such invalid

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provision. To the fullest extent permitted by Applicable Law, the Parties waive any provision of Applicable Law that would render any provision in this Supply Agreement invalid, illegal or unenforceable in any respect. The provisions of this Supply Agreement shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible.
12.17 Entire Agreement of the Parties. This Supply Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understanding and agreements, whether oral or written, between the Parties respecting the subject matter thereof.
12.18 Dispute Resolution. As set forth in Exhibit 9, the Parties have designated representatives from each major functional area related to the Manufacture, Release and Delivery of Product and supplier relationship management (each a “Representative”). Each Representative shall be selected based on their expertise and experience in the functional area of expertise identified in Exhibit 9 that they represent. The initial Representatives are listed in Exhibit 9. A Party may change, at any time and from time to time, any or all of its Representatives upon prior written notice to the other Party. No Representative, including without limitation by their actions, decisions, or meeting minutes, shall have the authority to amend or modify the terms and provisions of this Supply Agreement. Any and all amendments or modifications of this Supply Agreement may be made only as set forth in Section 12.11. The Parties recognize that a bona fide dispute as to certain matters related to Manufacturing, Releasing and Delivering the Product or a Party’s rights or remedies under this Supply Agreement may arise from time to time. In the event of the occurrence of such a dispute, Representatives from each Party in each area of expertise relevant to such dispute shall undertake good faith efforts to resolve any such dispute in good faith. In the event the Representatives shall be unable to resolve any such dispute, a Representative may, but shall not be obligated to, have such dispute referred to each Party’s Representative who is the executive sponsor and, after such referral, the executive sponsors shall undertake good faith efforts to resolve any such dispute in good faith. In the event the dispute is not resolved by the executive sponsors, then by written notice to the other Party, a Party may, but shall not be obligated to, have such dispute referred to Amgen’s Senior Vice President of Manufacturing and, if the dispute is related to business (as opposed to technical) terms of this Supply Agreement, Amgen’s Vice President, Global Strategic Sourcing & Chief Procurement Officer, and Nektar’s President for attempted resolution by good faith negotiations within [***], or such other period as may be agreed to by the Parties, after such written notice is received. On a dispute-by-dispute basis, each executive sponsor, Amgen’s Senior Vice President of Manufacturing, Amgen’s Vice President, Global Strategic Sourcing & Chief Procurement Officer, and Nektar’s President shall be entitled to designate another within

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their company to fulfill their obligations under this Section. Notwithstanding the dispute resolution escalation path set forth in this Section 12.18, each Party shall have the right to pursue any and all remedies available at law or in equity.
12.19 Remedies Cumulative. The remedies afforded to each Party under this Supply Agreement are not exclusive and are in addition to any other rights and remedies available to each Party under this Supply Agreement or otherwise and any other rights and remedies now or hereafter provided by law or at equity.
12.20 Independent Contractors. The relationship between Amgen and Nektar created by this Supply Agreement is one of independent contractors and neither Nektar nor Amgen shall have the power or authority to bind or obligate the other except as expressly set forth in this Supply Agreement.
12.21 Force Majeure. A Party (the “Affected Party”) shall not be liable to the other Party for losses or damages under this Supply Agreement, and the other Party shall not have the right to terminate this Supply Agreement for any default or delay in performance under this Supply Agreement by the Affected Party, that is directly attributable to a Force Majeure Event provided that the Affected Party shall (i) have given prompt notice by the most expedient method possible (to be promptly confirmed in writing) to the other Party of the occurrence of the Force Majeure Event describing at a reasonable level of detail the circumstances causing the default or delay in performance, (ii) commence, and continue to take, reasonable and diligent actions to recommence performance of such obligations or cure such default whenever and to whatever extent possible following the Force Majeure Event, and (iii) only be excused from such liability, and the other Party shall only be so restricted from terminating this Supply Agreement for such failure to perform, for so long as such Force Majeure Event requires prior to recommencement of performance. In the event of a Force Majeure Event, to the extent that resources available to Nektar are limited, Nektar shall preferentially allocate such limited resources to Amgen.
12.22 Specific Performance. Each Party hereby acknowledges and agrees that there can be no adequate or meaningful remedy at law to compensate Amgen for Nektar’s breach of its obligations hereunder; that any such breach will result in irreparable harm to Amgen that would be difficult to measure and calculate; and, therefore, that upon any such breach of Nektar’s obligations, Amgen shall be entitled to specific performance by Nektar without the necessity of proving actual damages or of posting a bond, and, although Amgen shall not be obligated to seek specific performance by Nektar, if Amgen seeks and is not granted specific performance, Amgen will be entitled to full remedies available at law or in equity, which remedies may include without limitation direct, indirect, special, incidental, exemplary, consequential, lost profits and punitive damages.

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12.23 Equal Opportunity/Affirmative Action. Nektar agrees that it shall perform its obligations under this Supply Agreement in full compliance the Equal Opportunity Clauses set forth in 41 C.F.R. §§ 60-1.4(a), 60-250.5(a) and 60-741.5(a) and the employee notice and related obligations found at 29 C.F.R. Part 471, Appendix A to Subpart A, Title VII of the Civil Rights Act of 1964; Sections (1) and (3) of Executive Order No. 11625 relating to the promotion of Minority Business Enterprises; Americans with Disabilities Act; Age Discrimination in Employment Act; Fair Labor Standards Act; Family Medical Leave Act; and all corresponding implementing rules and regulations, all of which, including without limitation the contract clauses required and regulations promulgated thereunder, are incorporated herein by reference.
12.24 Consolidation. To the extent feasible, for each notice, request, Order, consent or agreement specified or provided for hereunder, such notice, request, Order, consent or agreement may be issued or made by either Amgen Inc. or Amgen Manufacturing, Limited, and each such notice, request, Order, consent or agreement shall be binding on both Amgen Inc. and Amgen Manufacturing, Limited. To the extent that Amgen is obligated to make one or more payments to Nektar hereunder, a payment by Amgen Inc. or Amgen Manufacturing, Limited shall satisfy such payment obligation.
[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this Supply, Dedicated Suite and Manufacturing Guarantee Agreement.

AMGEN INC.		NEKTAR THERAPEUTICS

Signature:	[***]	Signature:	[***]

Printed Name: [***]		Printed Name: [***]

Title: [***]		Title: [***]

AMGEN MANUFACTURING, LIMITED

Signature:	[***]

Printed Name: [***]

Title: [***]